As filed with the Securities and Exchange Commission on February 19, 2004

File No. 333-33200

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

MGM MIRAGE

(Exact name of registrant as specified in its charter)

Delaware	88-0215232
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ADDITIONAL SUBSIDIARY GUARANTOR REGISTRANTS LISTED ON FOLLOWING PAGE

3600 Las Vegas Boulevard South

Las Vegas, Nevada 89109

(702) 693-7120

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Gary N. Jacobs, Esq.

Executive Vice President, General Counsel and Secretary

MGM MIRAGE

3600 Las Vegas Boulevard South

Las Vegas, Nevada 89109

(702) 693-7120

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Janet S. McCloud, Esq.
Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP
10250 Constellation Boulevard, 19th Floor
Los Angeles, California 90067

Approximate date of commencement of proposed sale to the public:     From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest investment plans, please check the following box.    [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    [_]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    [X]  333-33200

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.    [_]

CALCULATION OF REGISTRATION FEE
Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Debt Securities	$(2)	$(2)	$38,000,000	$4,815(3)

Guarantees of Subsidiaries	N/A	N/A	N/A	N/A(4)

(1)	In no event will the aggregate maximum offering price of all securities to be registered pursuant to this Post-Effective Amendment to Registration Statement No. 333-33200, and not previously registered, exceed $38 million.
(2)	Omitted pursuant to General Instruction II.D of Form S-3 under the Securities Act.
(3)	Calculated pursuant to Rule 457(o) of the Securities Act.
(4)	No separate fee is payable pursuant to Rule 457(n).

Additional Registrants

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer ID. No.
AC HOLDING CORP.	Nevada	88-0220212
AC HOLDING CORP. II	Nevada	88-0220229
THE APRIL COOK COMPANIES	Nevada	88-0401505
BEAU RIVAGE DISTRIBUTION CORP.	Mississippi	64-0898763
BEAU RIVAGE RESORTS, INC.	Mississippi	88-0340296
BELLAGIO, LLC	Nevada	94-3373852
BELLAGIO II, LLC	Nevada	47-0880256
BOARDWALK CASINO, INC.	Nevada	88-0304201
BUNGALOW, INC.	Mississippi	64-0410882
COUNTRY STAR LAS VEGAS, LLC	Nevada	88-0352410
DESTRON, INC.	Nevada	88-0234293
EGARIM, INC.	Alabama	88-0310857
GRAND LAUNDRY, INC.	Nevada	88-0298834
LV CONCRETE CORP.	Nevada	88-0337406
MAC, CORP.	New Jersey	22-3424950
METROPOLITAN MARKETING, LLC	Nevada	22-3756320
MGM GRAND ATLANTIC CITY, INC.	New Jersey	88-0354792
MGM GRAND CONDOMINIUMS, LLC	Nevada	55-0806676
MGM GRAND DETROIT, INC.	Delaware	91-1829051
MGM GRAND HOTEL, LLC	Nevada	94-3373856
MGM GRAND NEW YORK, LLC	Nevada	03-0524149
MGM GRAND RESORTS, LLC	Nevada	88-0491101
MGM MIRAGE ADVERTISING, INC.	Nevada	88-0162200
MGM MIRAGE AVIATION CORP.	Nevada	88-0173596
MGM MIRAGE CORPORATE SERVICES	Nevada	88-0225681
MGM MIRAGE DESIGN GROUP	Nevada	88-0406202
MGM MIRAGE DEVELOPMENT, INC.	Nevada	88-0368826
MGM MIRAGE ENTERTAINMENT AND SPORTS	Nevada	88-0245169
MGM MIRAGE INTERNATIONAL	Nevada	86-0868640
MGM MIRAGE MANUFACTURING CORP.	Nevada	88-195439
MGM MIRAGE OPERATIONS, INC.	Nevada	88-0471660
MGM MIRAGE RETAIL	Nevada	88-0385232
MH, INC.	Nevada	88-0245162
M.I.R. TRAVEL	Nevada	88-0276369
THE MIRAGE CASINO-HOTEL	Nevada	88-0224157
MIRAGE LAUNDRY SERVICES CORP.	Nevada	88-0287118
MIRAGE LEASING CORP.	Nevada	88-0424843
MIRAGE RESORTS, INCORPORATED	Nevada	88-0058016
MMNY LAND COMPANY, INC.	New York	33-1043606
MRGS CORP.	Nevada	88-0430015
NEW PRMA LAS VEGAS, INC.	Nevada	88-0329896
NEW YORK - NEW YORK HOTEL & CASINO, LLC	Nevada	88-0430016
THE PRIMADONNA COMPANY, LLC	Nevada	88-0325842
PRMA, LLC	Nevada	88-0430017
PRMA LAND DEVELOPMENT COMPANY	Nevada	88-0325842
RESTAURANT VENTURES OF NEVADA, INC.	Nevada	88-0376749
TREASURE ISLAND CORP.	Nevada	88-0279092
VIDIAD	Nevada	88-0428375

EXPLANATORY NOTE

This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV to Form S-3, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-33200) filed by MGM MIRAGE, formerly MGM Grand, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on March 24, 2000, as amended, which was declared effective by the Commission on May 5, 2000, and including the documents filed by the Company with the Commission and incorporated or deemed incorporated therein, are incorporated herein by reference. This Registration Statement is being filed solely for the purpose of registering an additional $38,000,000 of Securities.

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE, formerly MGM Grand, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE

By:	*
J. Terrence Lanni
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* J. Terrence Lanni	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	February 3, 2004

* James J. Murren	Chief Financial Officer, Treasurer and Director (Principal Financial and Accounting Officer)	February 3, 2004

* James D. Aljian	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

* Fred Benninger	Director	February 3, 2004

* Terry Christensen	Director	February 3, 2004

/s/ WILLIE D. DAVIS Willie D. Davis	Director	February 3, 2004

Alexander M. Haig, Jr.	Director	, 2004

/s/ ALEXIS HERMAN Alexis Herman	Director	January 20, 2004

/s/ ROLAND HERNANDEZ Roland Hernandez	Director	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Kirk Kerkorian	Director	, 2004

/s/ GEORGE J. MASON George J. Mason	Director	February 3, 2004

Ronald M. Popeil	Director	, 2004

* John Redmond	Director	February 3, 2004

* Daniel M. Wade	Director	February 3, 2004

Melvin B. Wolzinger	Director	, 2004

* Alex Yemenidjian	Director	February 3, 2004

* By: /s/ JAMES J. MURREN James J. Murren Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, AC HOLDING CORP., formerly MGM ACQUISITION CO. #1, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

AC HOLDING CORP.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, AC HOLDING CORP. II, formerly MGM ACQUISITION CO. #2, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

AC HOLDING CORP. II

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

4

Pursuant to the requirements of the Securities Act of 1933, as amended, The April Cook Companies, formerly MGM ACQUISITION CO. #3, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

THE APRIL COOK COMPANIES

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Beau Rivage Distribution Corp., formerly MGM ACQUISITION CO. #5, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

BEAU RIVAGE DISTRIBUTION CORP.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Beau Rivage Resorts, Inc., formerly MGM ACQUISITION CO. #6, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

BEAU RIVAGE RESORTS, INC.

By:	/s/ JEFF DAHL

Jeff Dahl President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ JEFF DAHL Jeff Dahl	President (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Bellagio, LLC, formerly MGM ACQUISITION CO. #7, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

BELLAGIO, LLC

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ CHRIS NORDLING Chris Nordling	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Bellagio II, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

BELLAGIO II, LLC

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ CHRIS NORDLING Chris Nordling	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Boardwalk Casino, Inc., formerly MGM ACQUISITION CO. #8, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

BOARDWALK CASINO, INC.

By:	/s/ FORREST J. WOODWARD

Forrest J. Woodward President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ FORREST J. WOODWARD Forrest J. Woodward	President (Principal Executive Officer)	January 16, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Bungalow, Inc., formerly MGM ACQUISITION CO. #22, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

BUNGALOW, INC.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Country Star Las Vegas, LLC, formerly MGM ACQUISITION CO. #23, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

COUNTRY STAR LAS VEGAS, LLC

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Destron, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

DESTRON, INC.

By:	/s/ ROBERT V. MOON

Robert V. Moon President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT V. MOON Robert V. Moon	President and Director (Principal Executive Officer)	February 3, 2004

* James J. Murren	Treasurer and Director (Principal Financial and Accounting Officer)	February 3, 2004

/s/ JOHN REDMOND John Redmond	Director	February 3, 2004

* By:	/s/ JAMES J. MURREN

James J. Murren Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, EGARIM, Inc., formerly MGM ACQUISITION CO. #25, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

EGARIM, INC.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Grand Laundry, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

GRAND LAUNDRY, INC.

By:	/s/ GAMAL ABDELAZIZ

Gamal Abdelaziz President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ GAMAL ABDELAZIZ Gamal Abdelaziz	President and Director (Principal Executive Officer)	January 20, 2004

* James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ JOHN REDMOND John Redmond	Director	February 3, 2004

*By:	/s/ JAMES J. MURREN

James J. Murren Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, LV CONCRETE CORP., formerly MGM ACQUISITION CO. #13, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

LV CONCRETE CORP.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MAC, CORP., formerly MGM ACQUISITION CO. #14, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MAC, CORP.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President, Chief Operating Officer and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ JOHN REDMOND John Redmond	Chairman of the Board	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Director	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Metropolitan Marketing, LLC, formerly MGM ACQUISITION CO. #59, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on January 20, 2004.

METROPOLITAN MARKETING, LLC

By:	/s/ FELIX RAPPAPORT

Felix Rappaport President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ FELIX RAPPAPORT Felix Rappaport	President (Principal Executive Officer)	January 20, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer and Director (Principal Financial and Accounting Officer)	February 3, 2004

/s/ JOHN REDMOND John Redmond	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Atlantic City, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM GRAND ATLANTIC CITY, INC.

By:	*

James J. Murren President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* James J. Murren	President and Treasurer (Principal Executive Financial and Accounting Officer)	February 3, 2004

/s/ JOHN REDMOND John Redmond	Director	February 3, 2004

* James J. Murren	Director	February 3, 2004

By:	/s/ JAMES J. MURREN

James J. Murren Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Condominiums, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM GRAND CONDOMINIUMS, LLC

By:	/s/ GAMAL ABDELAZIZ

Gamal Abdelaziz President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ GAMAL ABDELAZIZ Gamal Abdelaziz	President (Principal Executive Officer)	January 19, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer and Director (Principal Financial and Accounting Officer)	February 3, 2004

/s/ JOHN REDMOND John Redmond	Chairman of the Board	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Detroit, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM GRAND DETROIT, INC.

By:	/s/ JOHN REDMOND

John Redmond President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ JOHN REDMOND John Redmond	President and Chairman of the Board (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer and Director (Principal Financial and Accounting Officer)	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Hotel, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM GRAND HOTEL, LLC

By:	/s/ GAMAL ABDELAZIZ

Gamal Abdelaziz President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ GAMAL ABDELAZIZ Gamal Abdelaziz	President (Principal Executive Officer)	January 19, 2004

* Corey Sanders	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ JOHN REDMOND John Redmond	Chairman of the Board	February 3, 2004

* James J. Murren	Director	February 3, 2004

* By:	/s/ JAMES J. MURREN

James J. Murren Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand New York, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM GRAND NEW YORK, LLC

By:	/s/ JOHN REDMOND

John Redmond Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ JOHN REDMOND John Redmond	Chief Executive Officer (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ JOHN REDMOND John Redmond	Chairman of the Board	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Director	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Resorts, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM GRAND RESORTS, LLC

By:	/s/ JOHN REDMOND

John Redmond President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ JOHN REDMOND John Redmond	President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Director	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE Advertising, Inc., formerly MGM ACQUISITION CO. #52, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE ADVERTISING, INC.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE AVIATION CORP., formerly GOLDEN NUGGET AVIATION CORP., formerly MGM ACQUISITION CO. #11, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE AVIATION CORP.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE CORPORATE SERVICES, formerly GOLDEN NUGGET FINANCE CORP., formerly MGM ACQUISITION CO. #31, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE CORPORATE SERVICES

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE Design Group, formerly MGM ACQUISITION CO. #4, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE DESIGN GROUP

By:	/s/ WILLIAM SMITH

William Smith President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ WILLIAM SMITH William Smith	President (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE Development, Inc., formerly MGM Grand Development, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE DEVELOPMENT, INC.

By:	*

Kenneth A. Rosevear President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* Kenneth A. Rosevear	President, Chief Operating Officer and Chairman of the Board (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer and Director (Principal Financial and Accounting Officer)	February 3, 2004

* Kenneth A. Rosevear	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

* By:	/s/ JAMES J. MURREN

James J. Murren Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE Entertainment and Sports, formerly MGM ACQUISITION CO. #38, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE ENTERTAINMENT AND SPORTS

By:	/s/ RICHARD STURM

Richard Sturm President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ RICHARD STURM Richard Sturm	President (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE International, formerly MGM ACQUISITION CO. #42, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE INTERNATIONAL

By:	/s/ AL FACCINTO, JR.

Al Faccinto, Jr. President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ AL FACCINTO, JR. Al Faccinto, Jr.	President (Principal Executive Officer)	January 19, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

/s/ ROBERT V. MOON Robert V. Moon	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE MANUFACTURING CORP., formerly GOLDEN NUGGET MANUFACTURING CORP., formerly MGM ACQUISITION CO. #12, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE MANUFACTURING CORP.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE Operations, Inc., formerly MGM ACQUISITION CO. #32, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE OPERATIONS, INC.

By:	/s/ GARY N. JACOBS

Gary N. Jacobs President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ GARY N. JACOBS Gary N. Jacobs	President (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

/s/ JOHN REDMOND John Redmond	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MIRAGE Retail, formerly MGM ACQUISITION CO. #45, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MGM MIRAGE RETAIL

By:	/s/ FRANK VISCONTI

Frank Visconti President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ FRANK VISCONTI Frank Visconti	President (Principal Executive Officer)	January 19, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MH, INC., formerly MGM ACQUISITION CO. #15, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MH, INC.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, M.I.R. Travel, formerly MGM ACQUISITION CO. #37, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

M.I.R. TRAVEL

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, THE MIRAGE CASINO-HOTEL, formerly MGM ACQUISITION CO. #16, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on January 16, 2004.

THE MIRAGE CASINO-HOTEL

By:	/s/ WILLIAM P. MCBEATH

William P. McBeath President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ WILLIAM P. MCBEATH William P. McBeath	President (Principal Executive Officer)	January 16, 2004

/s/ JONATHAN CORCHIS Jonathan Corchis	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	January 16, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Mirage Laundry Services Corp., formerly MGM ACQUISITION CO. #43, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MIRAGE LAUNDRY SERVICES CORP.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Mirage Leasing Corp., formerly MGM ACQUISITION CO. #17, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MIRAGE LEASING CORP.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Mirage Resorts, Incorporated, formerly MGMGMR ACQUISITION, INC., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MIRAGE RESORTS, INCORPORATED

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President, Chief Executive Officer and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MMNY Land Company, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MMNY LAND COMPANY, INC.

By:	/s/ J. TERRENCE LANNI

J. Terrence Lanni
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/S/ J. TERRENCE LANNI J. Terrence Lanni	President and Director (Principal Executive Officer)	February 3, 2004

/s/ James J. Murren James J. Murren	Treasurer and Director (Principal Financial and Accounting Officer)	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, MRGS Corp., formerly MGM ACQUISITION CO. #18, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

MRGS CORP.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, New PRMA Las Vegas, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

NEW PRMA LAS VEGAS, INC.

By:	/s/ JOHN REDMOND

John Redmond
President and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ JOHN REDMOND John Redmond	President and Chairman of the Board (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer and Director (Principal Financial and Accounting Officer	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, New York–New York Hotel & Casino, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

NEW YORK–NEW YORK HOTEL & CASINO, LLC

By:	/s/ FELIX RAPPAPORT

Felix Rappaport
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ FELIX RAPPAPORT Felix Rappaport	President (Principal Executive Officer)	January 16, 2004

/s/ YVETTE HARRIS Yvette Harris	Vice President of Finance and Chief Financial Officer (Principal Financial and Accounting Officer)	January 16, 2004

/s/ JOHN REDMOND John Redmond	Chairman of the Board	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, The Primadonna Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

THE PRIMADONNA COMPANY, LLC

By:	/s/ RENEE WEST

Renee West President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ RENEE WEST Renee West	President (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer and Director (Principal Financial and Accounting Officer)	February 3, 2004

/s/ JOHN REDMOND John Redmond	Chairman of the Board	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, PRMA, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

PRMA, LLC

By:	/s/ JOHN REDMOND

John Redmond President and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ JOHN REDMOND John Redmond	President and Chairman of the Board (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer and Director (Principal Financial and Accounting Officer)	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, PRMA Land Development Company, formerly MGM ACQUISITION CO. #57, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

PRMA LAND DEVELOPMENT COMPANY

By:	/s/ RENEE WEST

Renee West
President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ RENEE WEST Renee West	President and Assistant Secretary (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer and Director (Principal Financial and Accounting Officer)	February 3, 2004

/s/ JOHN REDMOND John Redmond	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Restaurant Ventures of Nevada, Inc., formerly MGM ACQUISITION CO. #19, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

RESTAURANT VENTURES OF NEVADA, INC.

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, Treasure Island Corp., formerly MGM ACQUISITION CO. #20, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

TREASURE ISLAND CORP.

By:	/s/ SCOTT SIBELLA

Scott Sibella President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ SCOTT SIBELLA Scott Sibella	President (Principal Executive Officer)	January 16, 2004

/s/ MICHAEL LONGI Michael Longi	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	January 16, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Chairman of the Board	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

/s/ ROBERT H. BALDWIN Robert H. Baldwin	Director	February 3, 2004

Pursuant to the requirements of the Securities Act of 1933, as amended, VidiAd, formerly MGM ACQUISITION CO. #53, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on February 3, 2004.

VIDIAD

By:	/s/ ROBERT H. BALDWIN

Robert H. Baldwin President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ ROBERT H. BALDWIN Robert H. Baldwin	President and Director (Principal Executive Officer)	February 3, 2004

/s/ JAMES J. MURREN James J. Murren	Treasurer (Principal Financial and Accounting Officer)	February 3, 2004

/s/ J. TERRENCE LANNI J. Terrence Lanni	Director	February 3, 2004

/s/ GARY N. JACOBS Gary N. Jacobs	Director	February 3, 2004

EXHIBIT INDEX

Exhibit Number		Description

5	(a)	Legal opinion of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP.

5	(b)	Legal opinion of Lionel Sawyer & Collins.

23	(a)	Consent of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP (included in Exhibit 5(a)).

23	(b)	Consent of Lionel Sawyer & Collins (included in Exhibit 5(b)).

23	(c)	Consent of Deloitte & Touche LLP.

24		Powers of Attorney (previously filed).